Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906
In connection with the Quarterly Report on Form 10-Q of Burke & Herbert Financial Services Corp. (the “Company”) for the period ended September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, as the Principal Executive Officer of the Company and the Principal Financial Officer of the Company, respectively, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2025	/s/ David P. Boyle
David P. Boyle
Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)

Date: November 7, 2025	/s/ Roy E. Halyama
Roy E. Halyama
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)